Exhibit 10.16

BROOKFIELD BUSINESS PARTNERS L.P.

FORM OF FIRST AMENDMENT TO THE
RELATIONSHIP AGREEMENT

THIS AMENDMENT (the “Amendment”) to the Relationship Agreement, dated as of June 1, 2016 (the “Agreement”) among Brookfield Asset Management Inc. (“Brookfield”), Brookfield Business Partners L.P. (“BBU”) and others is made as of the ■ day of ■, 2021 by the undersigned. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

WHEREAS, on ■, 2021, the board of directors of the general partner of BBU approved a special distribution (the “Special Distribution”) of class A subordinate voting shares (“BBUC Shares”) of Brookfield Business Corporation (“BBUC”) to the holders of limited partnership units of BBU (“Units”) and general partner units of BBU to be completed on the date hereof;

AND WHEREAS, the BBUC Shares will be structured with the intention of providing holders with an economic return equivalent to the Units, including identical distributions, and be exchangeable for Units on a one-for-one basis (subject to adjustment) (or for the cash equivalent, at the election of BBUC and BBU) in accordance with the terms of the BBUC Shares;

AND WHEREAS, the Amended and Restated Master Services Agreement, dated as of June 1, 2016, as may be hereafter amended (the “Master Services Agreement”) among Brookfield, BBU and others in connection with the Special Distribution to reflect the addition of BBUC as a Service Recipient and make certain other amendments to the terms and conditions of the Master Services Agreement;

AND WHEREAS the parties desire to amend the Relationship Agreement to reflect the amendments made to the Master Services Agreement;

NOW THEREFORE,

1.	Amendments to Article 1

(a)	Section 1.1.18 is hereby deleted in its entirety and replaced with the following:

“Holding Entities” has the meaning assigned thereto in the Master Services Agreement;

(b)	Section 1.1.22 is hereby deleted in its entirety and replaced with the following:

“Operating Entities” has the meaning assigned thereto in the Master Services Agreement;

(c)	Section 1.1.25 is hereby deleted in its entirety and replaced with the following:

“Service Providers” has the meaning assigned thereto in the Master Services Agreement;

(d)	Section 1.1.26 is hereby deleted in its entirety and replaced with the following:

“Service Recipients” has the meaning assigned thereto in the Master Services Agreement;

2.	Effective Date

This Amendment shall be effective upon the date first written above.

3.	Governing Law

This Amendment shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

4.	General

(a)	Except as modified herein, all terms and conditions of the Agreement shall remain in full force and effect.

(b)	This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall be construed together as one agreement.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

BROOKFIELD ASSET MANAGEMENT INC.

By:
Name:
Title:

BROOKFIELD BUSINESS PARTNERS L.P., by its general partner, BROOKFIELD BUSINESS PARTNERS LIMITED

By:
Name:
Title:

BROOKFIELD BUSINESS L.P., by its managing general partner, BROOKFIELD BUSINESS PARTNERS L.P., by its general partner, BROOKFIELD BUSINESS PARTNERS LIMITED

By:
Name:
Title:

BROOKFIELD ASSET MANAGEMENT PRIVATE INSTITUTIONAL CAPITAL ADVISER (PRIVATE EQUITY), L.P., by its general partner, BROOKFIELD CAPITAL PARTNERS LTD.

By:
Name:
Title:

BROOKFIELD CANADIAN BUSINESS ADVISOR L.P., by its general partner, BROOKFIELD PRIVATE EQUITY INC.

By:
Name:
Title:

BROOKFIELD BBP CANADIAN GP L.P., by its general partners, BROOKFIELD CANGP LIMITED

By:
Name:
Title:

BROOKFIELD ASSET MANAGEMENT (BARBADOS) INC.

By:
Name:
Title:

BROOKFIELD GLOBAL BUSINESS ADVISOR LIMITED

By:
Name:
Title:

IN WITNESS WHEREOF the Holding Entities have executed this Agreement as of the day and year first written above.

BROOKFIELD BBP CANADA HOLDINGS INC.
By:
Name:
Title:

BROOKFIELD BBP BERMUDA HOLDINGS LIMITED

By:
Name: Title:

BROOKFIELD BBP US HOLDINGS LLC

By:
Name:
Title: